                 SECURITIES AND EXCHANGE COMMISSION

                       Washington D.C.  20549

                              --------

                              FORM 8-K

               PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934

Date of Report
(Date of earliest event reported):                     July 4, 1997


                            ConSil Corp.

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       (Exact name of registrant as specified in its charter)


                               Idaho

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           (State or other jurisdiction of incorporation)


          0-4846-3                           82-0288840

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(Commission File Number)          (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                         83814-8788

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(Address of principal executive offices)     (Zip Code)


                           (208) 769-4100

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                   Registrant's Telephone Number)





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Item 5.   Other Events.
          ------------

          On July 4, 1997, the Registrant issued the press release attached hereto as Exhibit A, which is incorporated herein by this reference.

Item 7.   Financial Statements, Proforma Financial Information
          ----------------------------------------------------
          and Exhibits.
          ------------

          Exhibit A - Press Release dated July 4, 1997.



                             SIGNATURE
                             ---------

          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              ConSil Corp.



                              By:  /s/ Cheryl A. Maher
                                 --------------------------------
                              Name:     Cheryl A. Maher
                              Title:    Vice President - Finance


Dated:  July 10, 1997





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                                                          EXHIBIT A

                                             ConSil Corp.
                              [ConSil Logo]  Suite 304
                                             9323 N. Government Way
                                             Hayden, ID USA 83835
NEWS RELEASE
------------                  NASDAQ BB CSLV  -  VSE CS

                    Ralph Noyes, President   Terry Swanger
                    T 208 769-7610           Investor Relations
                    F 208 762-1015           T 509 533-677

For Immediate Release:  July 4, 1997

CONSIL RECEIVES NOTICE LETTER
-----------------------------

ConSil Corp. received a notice letter dated June 26 from the United States and the Coeur d'Alene Indian Tribe notifying ConSil of the intent to add ConSil, along with other companies, as a defendant in the Coeur d'Alene River Basin natural resource damage litigation pending under the Superfund law in Federal District Court in Idaho. It is ConSil's understanding that the letters were issued to many companies in response to a court-imposed deadline and before factual review has been completed to support any claim. Notices are not lawsuits and ConSil may or may not be added to the case. ConSil, which was formed in 1968, never conducted operations on its Coeur d'Alene River Basin properties itself but leased its properties to other companies. Those lessees' activities consisted primarily of exploration work and were undertaken at a time when various environmental regulations were in place. In addition, these activities involved no discharge of mill tailings into the Coeur d'Alene River system which is a key concern of the government and Tribe in the lawsuit. Based on those and other factors, it is management's opinion that any claim which might be made against ConSil will not have a material adverse effect on the operations and financial conditions of ConSil.

ConSil also announced that it has retained Swanger Eriksen and Associates to provide ConSil's investor relations services. Terry Swanger is the principal of the Spokane, Washington firm that specializes in investor relations and corporate communications work for the mining industry. The arrangement with Swanger Eriksen is based on a monthly retainer of $2400.

This news release contains forward looking information. Such forward looking statements involve a number of risks that could cause actual results to differ materially from those projected. See the company's Form 10-K and 10-Q reports for a more detailed discussion of factors that may impact future results.






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CONSIL CORP
NEWS RELEASE
Page 2 of 2


The company trades on the Vancouver Stock Exchange (CS) and the NASDAQ Bulletin Board (CSLV).

On behalf of the Board of Directors
Ralph R. Noyes, President

The Vancouver Stock Exchange neither approves or disapproves the information contained in this news release.

For  further information, please contact Terry  Swanger at 509 533-
6771









































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